ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Funds

Bond Portfolios

Investor A1, B1, B2, C1 and C2 Shares

Prospectus

October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Low Duration Bond

Government Income

High Yield Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Information You Need

About BlackRock Funds

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 3 of the BlackRock Bond funds. The Prospectus has been organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

In February 2006, BlackRock, Inc., the parent company of BlackRock, and Merrill Lynch & Co., Inc. (Merrill Lynch) announced that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers (MLIM), to BlackRock, Inc. (the Transaction). In connection with the Transaction, the Merrill Lynch Short Term U.S. Government Fund, Inc., the Merrill Lynch U.S. Government Fund and the Merrill Lynch U.S. High Yield Fund, Inc. will reorganize into the BlackRock Low Duration Bond Portfolio, the BlackRock Government Income Portfolio and the BlackRock High Yield Bond Portfolio, respectively (the Reorganizations).

The combined funds’ newly-created Investor A1, Investor B1, Investor B2, Investor C1 and Investor C2 share classes will not be continuously offered after the Reorganizations; the only additional shares of these classes to be issued after the closing of the Reorganizations will be shares issued to satisfy dividend and capital gain reinvestments and shares sold to certain retirement plans.

BlackRock

Low Duration Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark.

The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

If a security’s rating falls below B, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

The fund may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.” The fund may not invest more than 5% of its assets in high yield securities and all such securities must be rated B or higher at the time of purchase by at least one major rating agency. A B rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since Investor A1, B1, B2, C1 and C2 Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and Investor A, B and C Shares (in the table). Although the chart and table show returns for the Investor A, B and C Shares which are not offered in this Prospectus, the Investor A, B and C Shares would have substantially similar annual returns as the Investor A1, B1, B2, C1 and C2 Shares offered in this Prospectus because the Investor A, B and C Shares and the Investor A1, B1, B2, C1 and C2 Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A, B and C Shares and the Investor A1, B1, B2, C1 and C2 Shares do not have the same expenses. Investor A1, B1, B2, C1 and C2 Shares of the fund are estimated to have expenses of .62%, 1.29%, .94%, 1.33% and .94%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor A, B and C Shares of the fund are expected to have expenses of .81%, 1.56%, and 1.54%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund.

The table compares the fund’s performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in July 1992. Investor A Shares were launched in January 1996, Investor B Shares were launched in November 1996 and Investor C Shares were launched in February 1997. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown for the period before they were launched because Investor A Shares have higher expenses than Institutional Shares. Institutional Shares of the fund are expected to have expenses of .45% of average daily net assets (after waivers and reimbursements and excluding interest expense) for the current fiscal year. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

The Fund's year to date total return as of 6/30/06 was 1.11%

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Low Duration Bond; Inv A
Return Before Taxes	-1.76%	0.25%	2.64%	4.06%	07/17/92
Return After Taxes on Distributions	-2.87%	-0.65%	1.38%	2.33%
Return After Taxes on Distributions and Sale of Shares	-1.14%	-0.30%	1.49%	2.38%
Low Duration Bond; Inv B
Return Before Taxes	-3.90%	-0.60%	2.14%	3.67%	07/17/92
Low Duration Bond; Inv C
Return Before Taxes	-0.47%	0.49%	2.49%	3.66%	07/17/92
ML 1-3 Yr. Treasury (Reflects no deduction for fees, expenses or taxes)	1.67%	1.49%	3.67%	4.79%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A1, B1, B2, C1 and C2 Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

	A1 Shares	B1 Shares		B2 Shares		C1 Shares		C2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	1.00%	0.00%		0.00%		0.00%		0.00%
Maximum Deferred Sales Charge (Load) (as percentage of offering price)	0.00%	4.00	%*	1.00	%**	1.00	%***	1.00	%***

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A1 Shares	B1 Shares	B2 Shares	C1 Shares	C2 Shares
Advisory fees	.48%	.48%	.48%	.48%	.48%
Distribution (12b-1) fees	– –	.50%	.30%	.55%	.30%
Interest expense[1]	– –	– –	– –	– –	– –
Other expenses[2]	.34%	.51%	.36%	.50%	.36%
Service fees	.10%	.25%	.10%	.25%	.10%
Other	.24%	.26%	.26%	.25%	.26%
Total annual fund operating expenses[3]	.82%	1.49%	1.14%	1.53%	1.14%
*	The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section “Purchase of Investor B1 Shares” for complete schedule of CDSCs.)
**	The CDSC is 1.00% if shares are redeemed within one year. The CDSC for Investor B2 Shares decreases for redemptions made in subsequent years. After three years there is no CDSC on Investor B2 Shares. (See the section “Purchase of Investor B2 Shares” for complete schedule of CDSCs.)
***	There is no CDSC after one year.
[1]	The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2005 the interest expense on the fund for such transactions was less than .01%.
[2]	Investor A1, B1, B2, C1 and C2 Shares are newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[3]	BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account these voluntary waivers or reimbursements, the net expenses for Investor A1 Shares of the fund are estimated to be 0.62% (excluding interest expense), for Investor B1 Shares of the fund are estimated to be 1.29% (excluding interest expense), for Investor B2 Shares of the fund are estimated to be 0.94% (excluding interest expense), for Investor C1 Shares of the fund are estimated to be 1.33% (excluding interest expense) and for Investor C2 Shares of the fund are estimated to be 0.94% (excluding interest expense). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor B1, B2, C1 and C2 Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
A1 Shares*	$183	$359
B1 Shares**
Redemption	$552	$771
B1 Shares
No Redemption	$152	$471
B2 Shares**
Redemption	$216	$387
B2 Shares
No Redemption	$116	$362
C1 Shares**
Redemption	$256	$483
C1 Shares
No Redemption	$156	$483
C2 Shares**
Redemption	$216	$362
C2 Shares
No Redemption	$116	$362
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with five separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A1 Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B1, B2, C1 and C2 Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy Investor A1 Shares than Investor B1, B2, C1 or C2 Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988, and Todd Kopstein, Managing Director of BFM since 2003.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

With BlackRock since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Anderson have been members of the team managing the fund since 1992, and Mr. Kopstein since 1998. Mr. Amero has been a portfolio co-manager since inception, Mr. Anderson since 1999 and Mr. Kopstein since January 2003.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since Investor A1, B1, B2, C1 and C2 Shares of the fund have no performance history, the financial information below shows the fund’s financial performance for the periods indicated for Investor A, B and C Shares of the fund. Although Investor A, B and C Shares are not offered in this Prospectus, the Investor A, B and C Shares would have substantially similar performance as the Investor A1, B1, B2, C1 and C2 Shares offered in this Prospectus because the Investor A, B and C Shares and the Investor A1, B1, B2, C1 and C2 Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A, B and C Shares and the Investor A1, B1, B2, C1 and C2 Shares do not have the same expenses. Investor A1, B1, B2, C1 and C2 Shares of the fund are estimated to have expenses of .62%, 1.29%, .94%, 1.33% and .94%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor A, B and C Shares of the fund are expected to have expenses of .81%, 1.56%, and 1.54%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR A SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.93	$10.10	$10.24	$10.26	$10.21	$9.82

Income from investment operations
Net investment income[2]	0.16 [3]	0.28 [3]	0.18 [3]	0.21	0.36	0.52
Net gain (loss) on investments[2] (both realized and unrealized)	(0.06)	(0.17)	(0.12)	0.04	0.13	0.41

Total from investment operations	0.10	0.11	0.06	0.25	0.49	0.93

Less distributions
Distributions from net investment income	(0.19)	(0.28)	(0.16)	(0.26)	(0.39)	(0.54)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)	– –

Total distributions	(0.19)	(0.28)	(0.20)	(0.27)	(0.44)	(0.54)

Net asset value at end of period	$9.84	$9.93	$10.10	$10.24	$10.26	$10.21

Total return[4]	0.99%[5]	1.07%[6]	0.69%	2.47%	4.93%	9.70%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$73,299	$75,652	$87,317	$102,047	$69,211	$12,808
Ratios of expenses to average net assets
Net expenses	0.81%[7]	0.81%	0.88%	0.90%	1.02%	1.43%
Net expenses (excluding interest expense)	0.81%[7]	0.81%	0.88%	0.90%	1.02%	1.00%
Total expenses	1.18%[7]	1.15%	1.27%	1.20%	1.27%	1.70%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.34%[7]	2.81%	1.74%	1.91%[8]	3.18%	4.91%[8]
Before advisory/ administration and other fee waivers[2]	2.97%[7]	2.47%	1.35%	1.61%[8]	2.93%	4.64%[8]
Portfolio turnover rate	44%	127%	216%	195%	195%	168%

	INVESTOR B SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.93	$10.09	$10.23	$10.25	$10.21	$9.82

Income from investment operations
Net investment income[2]	0.13 [3]	0.21 [3]	0.10 [3]	0.15	0.29	0.44
Net gain (loss) on investments[2] (both realized and unrealized)	(0.07)	(0.17)	(0.11)	0.03	0.12	0.41

Total from investment operations	0.06	0.04	(0.01)	0.18	0.41	0.85

Less distributions
Distributions from net investment income	(0.15)	(0.20)	(0.09)	(0.19)	(0.32)	(0.46)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)	– –

Total distributions	(0.15)	(0.20)	(0.13)	(0.20)	(0.37)	(0.46)

Net asset value at end of period	$9.84	$9.93	$10.09	$10.23	$10.25	$10.21

Total return[4]	0.61%[5]	0.41%[6]	(0.06)%	1.70%	4.05%	8.89%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$37,470	$45,942	$66,253	$83,937	$53,087	$20,485
Ratios of expenses to average net assets
Net expenses	1.56%[7]	1.56%	1.63%	1.65%	1.77%	2.28%
Net expenses (excluding interest expense)	1.56%[7]	1.56%	1.63%	1.65%	1.77%	1.76%
Total expenses	1.85%[7]	1.81%	1.92%	1.95%	2.02%	2.55%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	2.58%[7]	2.06%	1.00%	1.17%[8]	2.48%	4.29%[8]
Before advisory/ administration and other fee waivers[2]	2.29%[7]	1.81%	0.71%	0.87%[8]	2.23%	4.02%[8]
Portfolio turnover rate	44%	127%	216%	195%	195%	168%

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Low Duration Bond Portfolio

	INVESTOR C SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$9.93	$10.09	$10.23	$10.25	$10.21	$9.82

Income from investment operations
Net investment income[2]	0.13 [3]	0.21 [3]	0.10 [3]	0.15	0.30	0.44
Net gain (loss) on investments (both realized and unrealized)[2]	(0.07)	(0.17)	(0.11)	0.03	0.11	0.41

Total from investment operations	0.06	0.04	(0.01)	0.18	0.41	0.85

Less distributions
Distributions from net investment income	(0.15)	(0.20)	(0.09)	(0.19)	(0.32)	(0.46)
Distributions from net realized gains	– –	– –	(0.04)	(0.01)	(0.05)	– –

Total distributions	(0.15)	(0.20)	(0.13)	(0.20)	(0.37)	(0.46)

Net asset value at end of period	$9.84	$9.93	$10.09	$10.23	$10.25	$10.21

Total return[4]	0.61%[5]	0.41%[6]	(0.06)%	1.70%	4.05%	8.89%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$59,750	$72,085	$124,548	$198,234	$118,851	$9,282
Ratios of expenses to average net assets
Net expenses	1.56%[7]	1.57%	1.63%	1.65%	1.77%	1.99%
Net expenses (excluding interest expense)	1.56%[7]	1.57%	1.63%	1.65%	1.77%	1.72%
Total expenses	1.84%[7]	1.81%	1.93%	1.95%	2.00%	2.26%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	2.59%[7]	2.06%	0.98%	1.16%[8]	2.30%	4.04%[8]
Before advisory/administration and other fee waivers[2]	2.31%[7]	1.82%	0.69%	0.86%[8]	2.05%	3.77%[8]
Portfolio turnover rate	44%	127%	216%	195%	195%	168%

[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected.
[5]	Not Annualized.
[6]	Redemption fee of 2.00% is reflected in total return calculation.
[7]	Annualized.
[8]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2004, for full explanations of such reclassifications.

BlackRock

Government Income Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%) (the benchmark).

If a security falls below the highest rating category, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Lehman Brothers Mortgage-Backed Securities Index: An index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 10-Year Treasury Index: A one-security index consisting of the current “on-the-run” 10-year issue.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below recent historical average rates. This decline may have increased the risk that these rates will rise in the future.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since Investor B1 and C1 Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor B Shares (in the chart) and Investor B and C Shares (in the table). Although the chart and table show returns for the Investor B and C Shares which are not offered in this Prospectus, the Investor B and C Shares would have substantially similar annual returns as the Investor B1 and C1 Shares offered in this Prospectus because the Investor B and C Shares and the Investor B1 and C1 Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor B and C Shares and the Investor B1 and C1 Shares do not have the same expenses. Investor B1 and C1 Shares of the fund are estimated to have expenses of 1.47% and 1.53%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor B and C Shares of the fund are expected to have expenses of 1.73% and

1.67%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), recognized unmanaged indices of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before Investor C Shares were launched is based upon performance for Investor B Shares of the fund. Investor C Shares were launched in February 1997.

As of 12/31 Investor B Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was -1.89%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Government Income; Inv B
Return Before Taxes	-3.20%	1.15%	5.12%	5.56%	10/03/94
Return After Taxes on Distributions	-4.40%	-0.11%	3.48%	3.55%
Return After Taxes on Distributions and Sale of Shares	-2.08%	0.27%	3.42%	3.51%
Government Income; Inv C
Return Before Taxes	0.22%	2.20%	5.41%	5.54%	10/03/94
Lehman Brothers Mtg./10-Yr. Tsy. (Reflects no deduction for fees, expenses or taxes)	2.31%	3.12%	5.41%	5.88%	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
[1]	Inception date of the fund’s oldest class(es).

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor B Shares only, and the after-tax returns for Investor C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor B1 and C1 Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

	B1 Shares		C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases	0.00%		0.00%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	4.00	%*	1.00	%**
(as percentage of offering price)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	B1 Shares	C1 Shares
Advisory fees	.47%	.47%
Distribution (12b-1) fees	.50%	.55%
Other expenses[1]	.63%	.64%
Service fees	.25%	.25%
Other	.38%	.39%
Total annual fund operating expenses[2]	1.60%	1.66%
*	The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section “Purchase of Investor B1 Shares” for complete schedule of CDSCs.)
**	There is no CDSC after one year.
[1]	Investor B1 and C1 Shares are newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account these voluntary waivers or reimbursements, the net expenses for Investor B1 Shares of the fund are estimated to be 1.47% and for Investor C1 Shares of the fund are estimated to be 1.53%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
B1 Shares*
Redemption	$563	$805
B1 Shares
No Redemption	$163	$505
C1 Shares*
Redemption	$269	$523
C1 Shares
No Redemption	$169	$523
*	Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor B1 Shares) you pay a higher contingent deferred sales charge (CDSC) but lower on-going fees than with the other option (Investor C1 Shares). Which option should you choose? It depends on your individual circumstances. You should know that the lower CDSC won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy Investor B1 Shares than C1 Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1999, and Eric Pellicciaro, Managing Director of BFM since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. His primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips has been a member of the team managing the fund since 1995 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the fund since 1999 and Mr. Pellicciaro since April 2004.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since Investor B1 and C1 Shares of the fund have no performance history, the financial information below shows the fund’s financial performance for the periods indicated for Investor B and C Shares of the fund. Although Investor B and C Shares are not offered in this Prospectus, the Investor B and C Shares would have substantially similar performance as the Investor B1 and C1 Shares offered in this Prospectus because the Investor B and C Shares and the Investor B1 and C1 Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor B and C Shares and the Investor B1 and C1 Shares do not have the same expenses. Investor B1 and C1 Shares of the fund are estimated to have expenses of 1.47% and 1.53%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor B and C Shares of the fund are expected to have expenses of 1.73%, and 1.67%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later, and for the reclassifications noted in the table below) and PricewaterhouseCoopers LLP (for the other fiscal years shown except for the reclassifications noted in the table below). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor B or C Share Outstanding Throughout Each Period)

Government Income Portfolio

	INVESTOR B SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]		Year Ended 9/30/02[1]		Year Ended 9/30/01[1]
Net asset value at beginning of period	$10.91	$11.18	$11.33	$11.40		$10.98		$10.03

Income from investment operations
Net investment income[2]	0.18 [3]	0.35 [3]	0.31 [3]	0.30	[3,4]	0.39	[3],4	0.48 [4]
Net gain (loss) on investments (both realized and unrealized)[2]	(0.30)	(0.21)	(0.03)	0.10	[4]	0.73	[4]	0.93 [4]

Total from investment operations	(0.12)	0.14	0.28	0.40		1.12		1.41

Less distributions
Distributions from net investment income	(0.17)	(0.39)	(0.27)	(0.38)		(0.43)		(0.46)
Distributions from capital	– –	(0.02)	– –	– –		– –		– –
Distributions from net realized gains	– –	– –	(0.16)	(0.09)		(0.27)		– –

Total distributions	(0.17)	(0.41)	(0.43)	(0.47)		(0.70)		(0.46)

Net asset value at end of period	$10.62	$10.91	$11.18	$11.33		$11.40		$10.98

Total return[5]	(1.10)%[6]	1.25%	2.57%	3.56%		10.74%		14.41%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$36,311	$42,479	$44,786	$53,89	7[7]	$48,240		$29,936
Ratios of expenses to average net assets
Net expenses	1.66%[7]	1.61%	1.73%	1.82%		1.87%		2.10%
Net expenses (excluding interest expense)	1.66%[7]	1.61%	1.73%	1.82%		1.82%		1.82%
Total expenses	1.91%[7]	1.90%	2.03%	2.09%		2.17%		2.39%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.32%[7]	3.20%	2.81%	2.62%[4]		3.69%[4]		4.62%[4]
Before advisory/administration and other fee waivers[2]	3.07%[7]	2.91%	2.51%	2.35%[4]		3.40%[4]		4.33%[4]
Portfolio turnover rate	305%	662%	345%	1,981%[8]		615%		849%

	INVESTOR C SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]		Year Ended 9/30/02[1]		Year Ended 9/30/01[1]
Net asset value at beginning of period	$10.89	$11.16	$11.31	$11.38		$10.97		$10.02

Income from investment operations
Net investment income[2]	0.18 [3]	0.35 [3]	0.31 [3]	0.30	[3],4	0.36	[3],4	0.47
Net gain (loss) on investments (both realized and unrealized)[2]	(0.29)	(0.21)	(0.03)	0.10	[4]	0.75	[4]	0.94

Total from investment operations	(0.11)	0.14	0.28	0.40		1.11		1.41

Less distributions
Distributions from net investment income	(0.17)	(0.39)	(0.27)	(0.38)		(0.43)		(0.46)
Distributions from capital	– –	(0.02)	– –	– –		– –		– –
Distributions from net realized gains	– –	– –	(0.16)	(0.09)		(0.27)		– –

Total distributions	(0.17)	(0.41)	(0.43)	(0.47)		(0.70)		(0.46)

Net asset value at end of period	$10.61	$10.89	$11.16	$11.31		$11.38		$10.97

Total return[5]	(1.00)%[6]	1.25%	2.57%	3.56%		10.66%		14.42%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$32,494	$31,840	$26,036	$29,537		$18,378		$3,589
Ratios of expenses to average net assets
Net expenses	1.62%[7]	1.61%	1.73%	1.82%		1.84%		2.04%
Net expenses (excluding interest expense)	1.62%[7]	1.61%	1.73%	1.82%		1.81%		1.80%
Total expenses	1.87%[7]	1.90%	2.03%	2.09%		2.13%		2.33%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers[2]	3.36%[7]	3.19%	2.81%	2.61%[4]		3.42%[4]		4.50%[4]
Before advisory/administration and other fee waivers[2]	3.11%[7]	2.90%	2.51%	2.34%[4]		3.13%[4]		4.21%[4]
Portfolio turnover rate	305%	662%	345%	1,981%[8]		615%		849%

[1]	Audited by other auditors.
[2]	The Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.
[3]	Calculated using the average shares outstanding method.
[4]	Amounts reclassified and audited by Deloitte & Touche LLP as part of the audit for the fiscal year ended September 30, 2004. See Note C to the BlackRock Taxable Bond Portfolios Annual Report for the fiscal year ended September 30, 2005, for full explanations of such reclassifications.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected.
[6]	Not Annualized.
[7]	Annualized.
[8]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.

BlackRock

High Yield Bond Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called “junk bonds”) acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. Effective July 1, 2005, the fund has changed the benchmark against which it measures its performance from the Lehman Brothers U.S. Corporate High Yield Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index more accurately reflects the universe of securities in which the fund will invest.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments. Typically the management team will invest in distressed securities when it believes they are undervalued.

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Lehman Brothers U.S. Corporate High Yield Index: An unmanaged index that is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 and at least one year to maturity.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

If a security’s rating declines, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. From time to time, the fund will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

If the fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non- U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

Since Investor B1 and C1 Shares of the fund have no performance history, the chart and table below give you a picture of the fund’s long-term performance for Investor B Shares (in the chart) and Investor B and C Shares (in the table). Although the chart and table show returns for the Investor B and C Shares which are not offered in this Prospectus, the Investor B and C Shares would have substantially similar annual returns as the Investor B1 and C1 Shares offered in this Prospectus because the Investor B and C Shares and the Investor B1 and C1 Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor B and C Shares and the Investor B1 and C1 Shares do not have the same expenses. Investor B1 and C1 Shares of the fund are estimated to have expenses of 1.44% and 1.49%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor B and C Shares of the fund are expected to have expenses of 1.71%, and 1.71%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Lehman Brothers U.S. Corporate High Yield Index and the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, each a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor B Shares

ANNUAL TOTAL RETURNS*

The fund's year to date total return as of 6/30/06 was 2.36%.

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception		Inception Date[1]
High Yield Bond; Inv B
Return Before Taxes	-1.39%	12.13%	8.57%	6.05%		11/19/98
Return After Taxes on Distributions	-4.06%	9.10%	5.08%	2.46%
Return After Taxes on Distributions and Sale of Shares	-0.67%	8.66%	5.17%	2.88%
High Yield Bond; Inv C
Return Before Taxes	1.80%	12.99%	8.81%	6.03%		11/19/98
Lehman Brothers U.S. Corporate High Yield (Reflects no deduction for fees, expenses or taxes)	2.74%	13.77%	8.85%	5.83%		N/A
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap (Reflects no deduction for fees, expenses or taxes)	2.76%	13.72%	9.12%	5.88%	**	N/A
*	The information for the fund in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmarks does not assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC.
**	Daily returns not available. Based on annualized data from November 30, 1998.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor B Shares only, and the after-tax returns for Investor C Shares will vary.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor B1 and C1 Shares of the fund.

Shareholder Fees

(Fees paid directly from your investment)

	B1 Shares	C1 Shares
Maximum Sales Charge (Load) Imposed on Purchases	0.00%	0.00%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	4.00%*	1.00%**
(as percentage of offering price)
Redemption Fee***	2.00%	2.00%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	B1 Shares	C1 Shares
Advisory fees	.49%	.49%
Distribution (12b-1) fees	.50%	.55%
Interest expense[1]	– –	– –
Other expenses[2]	.52%	.52%
Service fees	.25%	.25%
Other	.27%	.27%
Total annual fund operating expenses[3]	1.51%	1.56%
*	The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B1 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B1 Shares. (See the section “Purchase of Investor B1 Shares” for complete schedule of CDSCs.)
**	There is no CDSC after one year.
***	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The fund periodically engages in certain investment transactions which generate interest expense. For the year ended September 30, 2005 the interest expense of the fund for such transactions was less than .01%.
[2]	Investor B1 and C1 Shares are newly created and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[3]	BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account these voluntary waivers or reimbursements, the net expenses for Investor B1 Shares of the fund are estimated to be 1.44% (excluding interest expense), and for Investor C1 Shares of the fund are estimated to be 1.49% (excluding interest expense). The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
B1 Shares*
Redemption	$554	$777
B1 Shares
No Redemption	$154	$477
C1 Shares*
Redemption	$259	$493
C1 Shares
No Redemption	$159	$493
*	Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor B1 Shares) you pay a higher contingent deferred sales charge (CDSC) but lower on-going fees than with the other option (Investor C1 Shares). Which option should you choose? It depends on your individual circumstances. You should know that the lower CDSC won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy Investor B1 Shares than C1 Shares.

Fund Management

The fund management team is led by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of

Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Mr. Gary and Mr. Amero have been portfolio managers of the fund since September 2003, and Mr. Amero has been part of the portfolio management team since its inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

Since Investor B1 and C1 Shares of the fund have no performance history, the financial information below shows the fund’s financial performance for the periods indicated for Investor B and C Shares of the fund. Although Investor B and C Shares are not offered in this Prospectus, the Investor B and C Shares would have substantially similar performance as the Investor B1 and C1 Shares offered in this Prospectus because the Investor B and C Shares and the Investor B1 and C1 Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor B and C Shares and the Investor B1 and C1 Shares do not have the same expenses. Investor B1 and C1 Shares of the fund are estimated to have expenses 1.44% and 1.49%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Investor B and C Shares of the fund are expected to have expenses of 1.71%, and 1.71%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor B or C Share Outstanding Throughout Each Period)

High Yield Bond Portfolio

	INVESTOR B SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$8.09	$8.14	$7.73	$6.75	$7.39	$8.91

Income from investment operations
Net investment income	0.26 [2]	0.55 [2]	0.52 [2]	0.65	0.74	0.83
Net gain (loss) on investments (both realized and unrealized)	(0.04)	0.04	0.38	0.98	(0.66)	(1.40)

Total from investment operations	0.22	0.59	0.90	1.63	0.08	(0.57)

Less distributions
Distributions from net investment income	(0.26)	(0.50)	(0.49)	(0.65)	(0.72)	(0.95)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –	– –

Total distributions	(0.40)	(0.64)	(0.49)	(0.65)	(0.72)	(0.95)

Net asset value at end of period	$7.91	$8.09	$8.14	$7.73	$6.75	$7.39

Total return3	2.92%[4,5]	7.44%[4]	11.87%[4]	25.34%	0.75%	(6.71)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$97,357	$110,420	$92,243	$107,078	$57,612	$49,786
Ratios of expenses to average net assets
Net expenses	1.72%[6]	1.71%	1.85%	1.98%	2.09%	2.27%
Net expenses (excluding interest expense)	1.71%[6]	1.71%	1.84%	1.92%	1.92%	1.91%
Total expenses	1.91%[6]	1.89%	1.99%	2.12%	2.23%	2.43%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	6.46%[6]	6.74%	6.49%	8.39%	9.81%	10.01%
Before advisory/administration and other fee waivers	6.27%[6]	6.56%	6.35%	8.25%	9.66%	9.85%
Portfolio turnover rate	52%	129%	172%	212%	301%	331%

	INVESTOR C SHARES
	For the Period 10/01/05 to 3/31/06 (unaudited)	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$8.10	$8.15	$7.74	$6.75	$7.40	$8.92

Income from investment operations
Net investment income	0.26 [2]	0.55 [2]	0.52 [2]	0.67	0.76	0.83
Net gain (loss) on investments (both realized and unrealized)	(0.05)	0.04	0.38	0.97	(0.69)	(1.40)

Total from investment operations	0.21	0.59	0.90	1.64	0.07	(0.57)

Less distributions
Distributions from net investment income	(0.26)	(0.50)	(0.49)	(0.65)	(0.72)	(0.95)
Distributions from net realized gains	(0.14)	(0.14)	– –	– –	– –	– –

Total distributions	(0.40)	(0.64)	(0.49)	(0.65)	(0.72)	(0.95)

Net asset value at end of period	$7.91	$8.10	$8.15	$7.74	$6.75	$7.40

Total return3	2.79%[4,5]	7.44%[4]	11.86%[4]	25.48%	0.61%	(6.70)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$47,882	$49,939	$61,983	$73,246	$21,939	$11,319
Ratios of expenses to average net assets
Net expenses	1.72%[6]	1.72%	1.85%	1.97%	2.08%	2.25%
Net expenses (excluding interest expense)	1.71%[6]	1.72%	1.85%	1.92%	1.91%	1.91%
Total expenses	1.90%[6]	1.89%	1.99%	2.11%	2.23%	2.41%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	6.44%[6]	6.77%	6.50%	8.14%	9.73%	9.63%
Before advisory/administration and other fee waivers	6.26%[6]	6.60%	6.35%	8.00%	9.59%	9.47%
Portfolio turnover rate	52%	129%	172%	212%	301%	331%
[1]	Audited by other Auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected.
[4]	Redemption fee of 2.00% is reflected in total return calculations.
[5]	Not Annualized.
[6]	Annualized.

About Your Investment

Buying Shares

Investor A1, B1, B2, C1 and C2 Shares are offered only to (i) current Investor A1, B1, B2, C1 and C2 shareholders, respectively, through reinvestment of dividends and distributions and (ii) certain retirement plans.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund’s net asset value.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor A1, B1, B2, C1 or C2 Shares you pay the NAV per share plus the applicable front-end sales charge if you are purchasing Investor A1 Shares.

PFPC Inc. (PFPC), the Fund’s transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the Fund’s transfer agent, whose job it is to keep track of shareholder records.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following PFPC’s receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor A1, B1, B2, C1 and C2 Shares is $1,000. The Fund permits a lower initial investment if you are an employee of the Fund or one of its service providers and through certain fee-based programs and retirement plans. There is a $50 minimum for all subsequent investments, subject to certain exclusions. The Fund will not accept a purchase order of $50,000 or more for Investor B1 or B2 Shares or $500,000 or more for Investor C1 or C2 Shares. Your registered representative may set a lower maximum for Investor B1 or B2 Shares purchasers. The Fund may reject any purchase order, modify or waive the minimum investment initial or subsequent requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A1, B1, B2, C1 or C2 Shares. Investor B1 and B2 Shares automatically convert to Investor A Shares (or Investor A1 Shares in the case of the Low Duration Bond Portfolio) ten years from purchase. Purchases of Investor B1, B2, C1 and C2 Shares can only be made through a registered representative.

Investor A1 Shares (Front-End Load)

■	One time sales charge paid at time of purchase
■	No ongoing distribution fees
■	Free exchange with other Investor A Shares in BlackRock Funds family
■	Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because ongoing distribution fees are typically less than for other Investor Share classes.
■	Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

Investor B1 Shares (Back-End Load)

■	No front-end sales charge when you buy shares
■	You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over six years to zero from a high of 4.00%.
■	Ongoing distribution fees
■	Free exchange with Investor B Shares in BlackRock Funds family
■	Automatically convert to Investor A Shares (or Investor A1 Shares in the case of the Low Duration Bond Portfolio) approximately ten years from purchase and therefore will have no ongoing distribution fees after ten years.
■	Advantage: No up-front sales charge so you start off owning more shares.
■	Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share.

Investor B2 Shares (Back-End Load)

■	No front-end sales charge when you buy shares
■	You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over three years to zero from a high of 1.00%.
■	Ongoing distribution fees

■	Free exchange with Investor B Shares in BlackRock Funds family
■	Automatically convert to Investor A Shares (or Investor A1 Shares in the case of the Low Duration Bond Portfolio) approximately ten years from purchase and therefore will have no ongoing distribution fees after ten years.
■	Advantage: No up-front sales charge so you start off owning more shares. Also, Investor B2 Shares pay lower ongoing distribution and shareholder servicing fees than Investor B1 or C1 Shares.
■	Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share.

Investor C1 Shares (Level Load)

■	No front-end sales charge when you buy shares
■	Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
■	Higher ongoing distribution fees than Investor B1 Shares
■	Free exchange with Investor C Shares in BlackRock Funds family
■	Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A1, B1 or B2 Shares.
■	Disadvantage: You pay higher ongoing distribution fees than on Investor B1 Shares each year you own shares, which means that you can expect lower total performance per share. Unlike Investor B1 and B2 Shares, Investor C1 Shares do not convert to Investor A Shares, so you will continue paying the higher ongoing distribution fees as long as you hold the Investor C1 Shares. Over the long term, this can add up to higher total fees than Investor A1, B1 or B2 Shares.

Investor C2 Shares (Level Load)

■	No front-end sales charge when you buy shares
■	Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
■	Ongoing distribution fees
■	Free exchange with Investor C Shares in BlackRock Funds family
■	Advantage: No up-front sales charge so you start off owning more shares. Also, Investor C2 Shares pay lower ongoing distribution and shareholder servicing fees than Investor B1 or C1 Shares.

■	Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share. Unlike Investor B1 and B2 Shares, Investor C2 Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold the Investor C2 Shares. Over the long term, this can add up to higher total fees than Investor A1, B1 or B2 Shares.

Investor B1 and B2 Shares received through the reinvestment of dividends and capital gains convert to Investor A Shares proportionately with the conversion of Investor B1 and B2 Shares that were not received through reinvestment.

Your registered representative may receive different compensation depending upon which share class you choose. Your registered representative will generally receive ongoing fees under the Fund’s distribution and service plan. It is important to remember that Investor B1, B2, C1 and C2 Share contingent deferred sales charges and ongoing distribution fees have the same purpose as the front-end sales charge on sales of Investor A1 Shares: to compensate your registered representative for selling you shares. In some circumstances, these differences in compensation may create an incentive for your registered representative to recommend one fund or share class to you over another. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Fund. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.

How Much is the Sales Charge?

The tables below show the schedules of sales charges that you may pay if you buy and sell Investor A1, B1, B2, C1 and C2 Shares of a fund.

Purchase of Investor A1 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor A1 Shares will be accepted. The following tables show the front-end sales charges that you may pay if you buy Investor A1 Shares. The offering price for Investor A1 Shares includes any front-end sales charge.

The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A1 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A1 Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedule of front-end sales charges and quantity discounts applies to the Low Duration Bond Portfolio.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF NET ASSET VALUE
Less than $100,000	1.00%	1.01%
$100,000 but less than $250,000	0.75%	0.76%
$250,000 but less than $500,000	0.50%	0.50%
$500,000 but less than $1,000,000	0.30%	0.30%
$1 million or more	0.00%	0.00%

When an investor purchases Investor A1 Shares directly from the Fund (and not through a broker), the distributor retains the entire front-end sales charge.

Purchase of Investor B1 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor B1 Shares will be accepted. Investor B1 Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the price of the Investor B1 Shares when purchased or the net asset value of the Investor B1 Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below. Any CDSC paid on redemptions of Investor B1 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	4.00%
More than one but less than two years	4.00%
More than two, but less than three years	3.00%
More than three but less than four years	3.00%
More than four but less than five years	2.00%
More than five but less than six years	1.00%
More than six years	0.00%

Purchase of Investor B2 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor B2 Shares will be accepted. Investor B2 Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the price of the Investor B2 Shares when purchased or the net asset value of the Investor B2 Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below. Any CDSC paid on redemptions of Investor B2 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	1.00%
More than one but less than two years	0.50%
More than two, but less than three years	0.25%
More than three years	0.00%

Purchase of Investor C1 and C2 Shares

Except for purchase orders from certain retirement plans, no new or subsequent purchase orders for Investor C1 or C2 Shares will be accepted. Investor C1 and C2 Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The CDSC is based on the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. The CDSC may be waived under certain circumstances, as described below. There is no CDSC on redemptions of Investor C1 and C2 Shares after 12 months. Any CDSC paid on redemptions of Investor C1 and C2 Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described above due to rounding.

When an investor redeems Investor B1, B2, C1 or C2 Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B1, B2, C1 or C2 Shares that are not subject to the CDSC are redeemed first. After that, the Fund redeems the Shares that have been held the longest.

Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A1 Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Purchase of Investor A1 Shares” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor B1 and B2 Shares can be reduced depending on how long you own the shares (a schedule of these reductions is listed above in the “Purchase of Investor B1 Shares” and “Purchase of Investor B2 Shares” sections). The CDSC on Investor B1, B2, C1 and C2 Shares also may be eliminated through waivers (described below). You may be required to provide PFPC and/or your registered representative with certain records and information in connection with the exercise of these rights, including information or records regarding shares of the funds held (i) in other accounts at your registered representative, (ii) at any other financial intermediary and (iii) at any financial intermediary by your related parties, such as members of your family or household. For more information, see the SAI or contact your investment professional.

Right of Accumulation (Investor A1 Shares)

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in most BlackRock funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. In order to use this right, the investor must alert PFPC to the existence of any previously purchased shares.

Service Organizations may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Service Organization will be treated similarly.

Reinstatement Privilege (Investor A1, B1, B2, C1 and C2 Shares)

Upon redemption of Institutional and Investor A, A1, B, B1, B2, C, C1 and C2 Shares, shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A1 Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, or (b) a trustee or fiduciary of a single trust estate or single fiduciary account. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Sales Charge (Investor A1 Shares)

The following investors may buy Investor A1 Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a fund; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) employees of MetLife. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A1 Shares. The front-end sales charge is not applied on Investor A1 Shares acquired through the reinvestment of dividends or distributions.

Waiving the Contingent Deferred Sales Charge (Investor B1, B2, C1 and C2 Shares)

The CDSC on Investor B1, B2, C1 and C2 Shares is not charged in connection with: (a) redemptions of Investor B1, B2, C1 and C2 Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B1, B2, C1 or C2 Shares; (f) involuntary redemptions of Investor B1, B2, C1 and C2 Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. No CDSC is charged on Investor B1, B2, C1 and C2 Shares acquired through the reinvestment of dividends or distributions. In addition, former MLIM shareholders in certain qualified employee benefit plans who acquired Investor B1, B2, C1 or C2 Shares before the closing of the Transaction will not be charged the CDSC on certain qualified distributions received after they reach 59 1/2 years of age. For more information on these waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, Investor B1, B2, C1 and C2 Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All Investor B1 Shares pay a maximum distribution fee of .50% of the average daily net asset value of each fund attributable to Investor B1 Shares. All Investor C1 Shares pay a maximum distribution fee of .55% of the average daily net asset value of each fund attributable to Investor C1 Shares. All Investor B2 and C2 Shares pay a maximum distribution fee of .30% per year. No distribution fee is assessed on Investor A1 Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. Investor B1 and C1 Shares pay a shareholder servicing fee of .25% per year of the average daily net asset value of each fund attributable to Investor B1 and C1 Shares. Investor A1, B2 and C2 Shares pay a shareholder servicing fee of .10% per year.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B1, B2, C1 and C2 Shares may over time cost investors more than the front-end sales charge on Investor A1 Shares.

For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the fund’s transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See “Market Timing and Redemption Fees” below. Shares may be redeemed by sending a written redemption request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfer. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for shares redeemed by VRU or Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A1, B1, B2, C1 or C2 Shares.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Opportunities, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan, or any other Internal Revenue Code Section 401 qualified retirement plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time.

The Fund's Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs and accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds’ adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, LLC.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets, were:

Low Duration Bond	.24%
Government Income	.21%
High Yield Bond	.32%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVG. DAILY NET ASSETS	INVESTMENT ADVISORY FEE
first $1 billion	.500%
$1 billion— $2 billion	.450%
$2 billion— $3 billion	.425%
greater than $3 billion	.400%

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within ten days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, the proceeds of such redemptions may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Services for Shareholders

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A1 Shares from one BlackRock fund to Investor A Shares of another, Investor B1 or B2 Shares from one BlackRock fund to Investor B Shares of another or Investor C1 or C2 Shares from one BlackRock fund to Investor C Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more from one BlackRock fund into another. Investor A1, B1, B2, C1 and C2 Shares of each fund may be exchanged for Investor A, B or C Shares of other funds, as described above, which offer that class of shares, based on their respective net asset values. (You can exchange less than $1,000 if you already have an account in the fund into which you are exchanging.) For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B1, B2, C1 and C2 Shares will not be subject to a CDSC although exchanges may be subject to the 2% redemption fee. See “Market Timing and Redemption Fees” above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption/Exchange Fees” above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC, P.O. Box 9819,

Providence, RI 02940-8019. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B1, B2, C1 or C2 Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B1, B2, C1 and C2 Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B1, B2, C1 and C2 Shares in excess of this limit will still pay any applicable CDSC.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one fund to up to four other funds. You may use this feature to exchange Investor A1 Shares from one fund to Investor A Shares of another, Investor B1 or B2 Shares from one fund to Investor B Shares of another or Investor C1 or C2 Shares from one fund to Investor C Shares of another. A minimum of $10,000 in the initial fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

EZ Trader

This service allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC, P.O. Box 9819, Providence, RI 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan

This plan automatically invests your distributions from one fund into another fund of your choice pursuant to your instructions, without any fees or sales charges. Please call the Fund at (800) 441-7762 for details. The fund into which you request your distributions be invested must be open to new purchases.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the funds may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 8.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 6.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering

(SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Log into your account

Blackrock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 2, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investments Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund

performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals

8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday.

Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-BD-PR 9/06